                             LETTER OF TRANSMITTAL
                         TENASKA GEORGIA PARTNERS, L.P.
                               OFFER TO EXCHANGE
                                      ITS
         9.50% SENIOR SECURED BONDS DUE 2030 THAT HAVE BEEN REGISTERED
                        UNDER THE SECURITIES ACT OF 1933
                          FOR ANY AND ALL OUTSTANDING
                      9.50% SENIOR SECURED BONDS DUE 2030
               PURSUANT TO THE PROSPECTUS DATED           , 2000

TENASKA GEORGIA PARTNERS, L.P. WILL ACCEPT ALL OLD BONDS (AS HEREINAFTER DEFINED) TENDERED AND NOT WITHDRAWN ON OR PRIOR TO 5:00 P.M., NEW YORK CITY
TIME, ON           , 2000, UNLESS EXTENDED (THE "EXPIRATION DATE"). TENDERS MAY
BE WITHDRAWN AT ANY TIME PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

                                    THE EXCHANGE AGENT IS:
                                   THE CHASE MANHATTAN BANK
     BY FACSIMILE:             BY REGISTERED OR CERTIFIED MAIL,        CONFIRM BY TELEPHONE:
     (212) 270-4288               OVERNIGHT COURIER OR HAND:               (212) 270-2611
       Attention:                  The Chase Manhattan Bank
   William H. McDavid                  270 Park Avenue
                                   New York, New York 10017
                                Attention: William H. McDavid

    DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN THE ONE LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS SET FORTH IN THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

    The undersigned acknowledges receipt of the Prospectus dated           ,
2000 (the "Prospectus") of TENASKA GEORGIA PARTNERS, L.P. (the "Partnership") and this Letter of Transmittal (the "Letter of Transmittal"), which together constitute the Partnership's offer (the "Exchange Offer") to exchange up to $275,000,000 principal amount of its 9.50% Senior Secured Bonds due 2030 (the "New Bonds"), pursuant to an offering registered under the Securities Act of 1933, for a like principal amount of its outstanding 9.50% Senior Secured Bonds due 2030 (the "Old Bonds"). Recipients of the Prospectus should read the requirements described in the Prospectus with respect to eligibility to participate in the Exchange Offer. Capitalized terms used but not defined herein have the meanings given to them in the Prospectus.

    Either this Letter of Transmittal or an Agent's Message (as hereinafter defined) is to be completed by a holder of Old Bonds (which term, for purposes of the Exchange Offer, includes any participant in The Depository Trust Company ("DTC") whose name appears on a security position listing as the holder of such Old Bonds) in order to tender Old Bonds. Certificates for Old Bonds should be forwarded with this Letter of Transmittal or, if tender of Old Bonds is to be made by book-entry transfer pursuant to the procedures set forth in the Prospectus under "The Exchange Offer--Procedures for Tendering Old Bonds," tender of Old Bonds should be made by book-entry transfer to the account maintained by The Chase Manhattan Bank (the "Exchange Agent") at DTC.

    Any beneficial owner whose Old Bonds are held through a broker, dealer, commercial bank, trust company or other nominee and who wishes to tender should contact such holder of Old Bonds promptly and instruct such holder of Old Bonds to tender on behalf of the beneficial owner. If such beneficial owner wishes to tender on his own behalf, such beneficial owner must, prior to completing and executing this

Letter of Transmittal and delivering his Old Bonds, either make appropriate arrangements to transfer record ownership of the Old Bonds in such beneficial owner's name or obtain a properly completed bond power from the registered holder of Old Bonds. The transfer of registered ownership may take considerable time.

    In order to properly complete this Letter of Transmittal, a holder of Old Bonds must (i) complete the box entitled "Description of Old Bonds," (ii) if appropriate, check and complete the boxes relating to book-entry transfer, guaranteed delivery, Special Issuance Instructions and Special Delivery Instructions, (iii) sign the Letter of Transmittal by completing the box entitled "Sign Here" and (iv) complete the Substitute Form W-9. Each holder of Old Bonds should carefully read the detailed instructions below prior to completing the Letter of Transmittal.

    Holders of Old Bonds who desire to tender the Old Bonds for exchange and
(i) whose Old Bonds are not immediately available, (ii) who cannot deliver their Old Bonds and all other documents required hereby to the Exchange Agent on or prior to the Expiration Date or (iii) who are unable to complete the procedure for book-entry transfer on a timely basis, must tender the Old Bonds pursuant to the guaranteed delivery procedures set forth below. See Instruction 2.

    Holders of Old Bonds who wish to tender their Old Bonds for exchange must, at a minimum, complete columns (1) through (3) in the box below entitled "Description of Old Bonds" and sign the box below entitled "Sign Here." If only these columns are completed, such holder of Old Bonds will have tendered for exchange all Old Bonds listed in column (3) below. If the holder of Old Bonds wishes to tender for exchange less than all of such Old Bonds, column (4) must be completed in full. In such case, such holder of Old Bonds should refer to Instruction 5.

                                            DESCRIPTION OF OLD BONDS
                        (1)                                 (2)                  (3)                  (4)
                                                                                                PRINCIPAL AMOUNT
                                                     BOND NUMBER(S)(1)                            TENDERED FOR
                                                       (ATTACH SIGNED                          EXCHANGE (ONLY IF
 NAME(S) AND ADDRESS(ES) OF HOLDER OF OLD BOND(S)           LIST              AGGREGATE         DIFFERENT AMOUNT
            (PLEASE FILL IN, IF BLANK)                 IF NECESSARY)       PRINCIPAL AMOUNT    FROM COLUMN(3))(2)


(1) Column (2) need not be completed by holders of Old Bonds tendering Old Bonds for exchange by book-entry transfer. Please check the appropriate box below and provide the requested information.

(2) Column (4) need not be completed by holders of Old Bonds who wish to tender for exchange the principal amount of Old Bonds listed in Column (3). Completion of Column (4) will indicate that the holder of Old Bonds wishes to tender for exchange only the principal amount of Old Bonds indicated in column (4). Any such tender must be in denominations of $100,000 and integral multiples of $1,000 in excess thereof.

/ /  CHECK HERE IF TENDERED OLD BONDS ARE ENCLOSED HEREWITH             .

/ /  CHECK HERE IF TENDERED OLD BONDS ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER
    MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING (FOR USE BY ELIGIBLE INSTITUTIONS (AS HEREINAFTER DEFINED)
    ONLY):

    Name of Tendering Institution ______________________________________________

    Account Number _____________________________________________________________

    Transaction Code Number ____________________________________________________

        By crediting the Old Bonds to the Exchange Agent's account at DTC in accordance with DTC's Automated Tender Offer Program ("ATOP") and by complying with applicable ATOP procedures with respect to the Exchange Offer, including transmitting a computer-generated message (an "Agent's Message") to the Exchange Agent in which the holder of the Old Bonds acknowledges and agrees to be bound by the terms of this Letter of Transmittal, the participant in DTC confirms on behalf of itself and the beneficial owners of such Old Bonds all provisions of this Letter of Transmittal applicable to it and such beneficial owners as fully as if it had completed the information required herein and executed and transmitted this Letter of Transmittal to the Exchange Agent.

/ /  CHECK HERE IF TENDERED OLD BONDS ARE BEING DELIVERED PURSUANT TO A NOTICE
    OF GUARANTEED DELIVERY ENCLOSED HEREWITH AND COMPLETE THE FOLLOWING (FOR USE BY ELIGIBLE INSTITUTIONS ONLY):

    Name of Registered Holder of Old Bond(s) ___________________________________

    Date of Execution of Notice of Guaranteed Delivery _________________________

    Window Ticket Number (if available) ________________________________________

    Name of Institution which Guaranteed Delivery ______________________________

    Account Number (if delivered by book-entry transfer) _______________________

/ /  CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL
    COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

    Name _______________________________________________________________________

    Address ____________________________________________________________________

                         SPECIAL ISSUANCE INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 6, 7 AND 8)

      To be completed ONLY (i) if (a) New Bonds issued in exchange for Old Bonds or (b) certificates for Old Bonds in a principal amount not exchanged for New Bonds, are to be issued in the name of someone other than the undersigned, or (ii) if Old Bonds tendered by book-entry transfer which are not exchanged are to be returned by credit to an account maintained at DTC. Issue to:

  Name _______________________________________________________________________
                                 (PLEASE PRINT)
  Address ____________________________________________________________________
  ____________________________________________________________________________
  ____________________________________________________________________________
                           (INCLUDE ZIP/POSTAL CODE)

   __________________________________________________________________________
                  (TAX IDENTIFICATION OR SOCIAL SECURITY NO.)

      Credit Old Bonds not exchanged and delivered by book-entry transfer to the account set forth below:

  ____________________________________________________________________________
                              (DTC ACCOUNT NUMBER)

                         SPECIAL DELIVERY INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 6, 7 AND 8)

      To be completed ONLY if certificates for Old Bonds in a principal amount not exchanged for New Bonds are to be mailed or delivered to someone other than the undersigned, or to the undersigned at an address other than the address shown below the undersigned's signature.

  Mail or deliver to:

  Name _______________________________________________________________________
                                 (PLEASE PRINT)

  Address ____________________________________________________________________

  ____________________________________________________________________________

  ____________________________________________________________________________
                           (INCLUDE ZIP/POSTAL CODE)

   __________________________________________________________________________
                  (TAX IDENTIFICATION OR SOCIAL SECURITY NO.)

                       SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

LADIES AND GENTLEMEN:

    Pursuant to the offer by TENASKA GEORGIA PARTNERS, L.P. (the "Partnership"), upon the terms and subject to the conditions set forth in the Partnership's
Prospectus dated       , 2000 (the "Prospectus") and this Letter of Transmittal
(the "Letter of Transmittal"), which together constitute the Partnership's offer (the "Exchange Offer") to exchange up to $275,000,000 principal amount of its 9.50% Senior Secured Bonds due 2030 that have been registered under the Securities Act of 1933 (the "New Bonds"), pursuant to an offering registered under the Securities Act of 1933, for a like principal amount of its outstanding 9.50% Senior Secured Bonds due 2030 (the "Old Bonds"), the undersigned hereby tenders to the Partnership for exchange the Old Bonds indicated above.

    By executing this Letter of Transmittal and subject to and effective upon acceptance for exchange of the Old Bonds tendered for exchange herewith, the undersigned will have irrevocably sold, assigned, transferred and exchanged, to the Partnership, all right, title and interest in, to and under all of the Old Bonds tendered for exchange hereby, and hereby appoints the Exchange Agent as the true and lawful agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as agent of the Partnership) of such holder of Old Bonds with respect to such Old Bonds, with full power of substitution to
(i) deliver certificates representing such Old Bonds, or transfer ownership of such Old Bonds on the account books maintained by DTC (together, in any such case, with all accompanying evidences of transfer and authenticity), to the Partnership, (ii) present and deliver such Old Bonds for transfer on the books of the Partnership and (iii) receive all benefits and otherwise exercise all rights and incidents of beneficial ownership with respect to such Old Bonds, all in accordance with the terms of the Exchange Offer. The power of attorney granted in this paragraph shall be deemed to be irrevocable and coupled with an interest.

    The undersigned hereby represents and warrants that the undersigned is the owner, and has full power and authority to transfer the Old Bonds in exchange for the New Bonds, and that when such Old Bonds are accepted for exchange by the Partnership, the Partnership will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claims. The undersigned will, upon receipt, execute and deliver any additional documents deemed by the Exchange Agent or the Partnership to be necessary or desirable to complete the sale, exchange, assignment and transfer of the Old Bonds tendered for exchange hereby.

    The undersigned hereby further represents to the Partnership that (i) the New Bonds acquired pursuant to the Exchange Offer are being obtained in the ordinary course of business of the person receiving such New Bonds, whether or not such person is the holder, (ii) neither the holder nor any such other person has an arrangement or understanding with any person, nor an intention, to participate in the distribution (within the meaning of the Securities Act of 1933) of such New Bonds, (iii) neither the holder nor any such other person is an "affiliate," as defined under Rule 405 of the Securities Act of 1933, of the Partnership and (iv) the holder and such other person acknowledge that (a) any person participating in the Exchange Offer for the purpose of distributing the New Bonds must, in the absence of an exemption therefrom, comply with the registration and prospectus delivery requirements of the Securities Act of 1933 in connection with any secondary resale transaction of the New Bonds and cannot rely on the position of the staff of the Securities and Exchange Commission set forth in the no-action letters that are discussed in the Prospectus under "The Exchange Offer--Purpose and Effect of the Exchange Offer" and (b) failure to comply with such requirements in such instance could result in such holder incurring liability under the Securities Act of 1933 for which such holder is not indemnified by the Partnership. If the undersigned is a broker-dealer that will receive New Bonds for its own account in exchange for Old Bonds that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such New Bonds; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act of 1933.

    For purposes of the Exchange Offer, the Partnership will be deemed to have accepted for exchange, and to have exchanged, validly tendered Old Bonds, if, as and when the Partnership gives oral or written notice of the acceptance to the Exchange Agent. Tenders of Old Bonds that have not been accepted for exchange may be withdrawn at any time on or prior to 5:00 p.m., New York City time, on the Expiration Date. See "The Exchange Offer--Withdrawal of Tenders" in the Prospectus. Any Old Bonds tendered by the undersigned and not accepted for exchange will be returned to the undersigned at the address set forth above unless otherwise indicated in the box above entitled "Special Delivery Instructions." The undersigned acknowledges that the Partnership's acceptance of Old Bonds validly tendered for exchange pursuant to any one of the procedures described in the section of the Prospectus entitled "The Exchange Offer" and in the instructions hereto will constitute a binding agreement between the undersigned and the Partnership upon the terms and subject to the conditions of the Exchange Offer.

    Unless otherwise indicated in the box entitled "Special Issuance Instructions," please return any Old Bonds not tendered for exchange in the name(s) of the undersigned. Similarly, unless otherwise indicated in the box entitled "Special Delivery Instructions," please mail any certificates for Old Bonds not tendered or exchanged (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature(s). In the event that both "Special Issuance Instructions" and "Special Delivery Instructions" are completed, please issue the certificate representing the New Bonds issued in exchange for the Old Bonds accepted for exchange in the name(s) of, and return any Old Bonds not tendered for exchange or not exchanged to, the person(s) so indicated. The undersigned recognizes that the Partnership has no obligation pursuant to the "Special Issuance Instructions" and "Special Delivery Instructions" to transfer any Old Bonds from the name of the holder of Old Bond(s) thereof if the Partnership does not accept for exchange any of the Old Bonds so tendered for exchange.

    A tender for exchange of Old Bonds pursuant to any one of the procedures set forth in the section of the Prospectus entitled "The Exchange Offer" will constitute the tendering holder of Old Bond's acceptance of the terms and conditions of the Exchange Offer.

    IN ORDER TO VALIDLY TENDER OLD BONDS FOR EXCHANGE, HOLDERS OF OLD BONDS MUST COMPLETE, EXECUTE, AND DELIVER THIS LETTER OF TRANSMITTAL.

    Except as stated in the Prospectus, all authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as otherwise stated in the Prospectus, this tender for exchange of Old Bonds is irrevocable.

--------------------------------------------------------------------------------
                                   SIGN HERE

  ____________________________________________________________________________

  ____________________________________________________________________________

  Date:
  --------------------------------

      Must be signed by the registered holder of Old Bond(s) exactly as name(s) appear(s) on certificate(s) representing the Old Bonds or on a security position listing or by person(s) authorized to become registered Old Bond holder(s) by certificates and documents transmitted herewith. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please provide the following information. (See Instruction 6)

  Name(s)_____________________________________________________________________

  ____________________________________________________________________________

  ____________________________________________________________________________
                                 (Please Print)

  Capacity (full title)_______________________________________________________

  Address_____________________________________________________________________

  ____________________________________________________________________________
                           (Include Zip/Postal Code)

  Area Code and Telephone No. (   )___________________________________________

  Tax Identification or Social Security Nos.__________________________________
                                       Please complete Substitute Form W-9

                           GUARANTEE OF SIGNATURE(S)
         (SIGNATURE(S) MUST BE GUARANTEED IF REQUIRED BY INSTRUCTION 1)

  Authorized Signature________________________________________________________

  Dated_______________________________________________________________________

  Name and Title______________________________________________________________
                                 (Please Print)

  Name of Firm________________________________________________________________

--------------------------------------------------------------------------------

                                  INSTRUCTIONS
         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

    1. GUARANTEE OF SIGNATURE. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States or another "eligible institution," within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, that is a member of one of the following recognized signature Guarantee Programs: (a) the Securities Transfer Agents Medallion Program (STAW); (b) the New York Stock Exchange Medallion Signature Program (MSP); or (c) the Stock Exchange Medallion Program (SEMP) (each an "Eligible Guarantor Institution").

    Signatures on this Letter of Transmittal need not be guaranteed (i) if this Letter of Transmittal is signed by the registered holder(s) of the Old Bonds tendered herewith and such registered holder(s) have not completed the box entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions" on this Letter of Transmittal or (ii) if such Old Bonds are tendered for the account of an eligible institution. IN ALL OTHER CASES, ALL SIGNATURES MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION.

    2. DELIVERY OF THIS LETTER OF TRANSMITTAL AND OLD BONDS; GUARANTEED DELIVERY PROCEDURE. This Letter of Transmittal is to be completed by holders of Old Bonds
(i) if certificates are to be forwarded herewith or (ii) if tenders are to be made pursuant to the procedures for tender by book-entry transfer or guaranteed delivery set forth in the section of the Prospectus entitled "The Exchange Offer." Certificates for all physically tendered Old Bonds or any confirmation of a book-entry transfer under DTC's ATOP (a "Book-Entry Confirmation"), as well as a properly completed and duly executed copy of this Letter of Transmittal or facsimile hereof, and any other documents required by this Letter of Transmittal must be received by the Exchange Agent at its address set forth on the cover of this Letter of Transmittal on or prior to 5:00 p.m., New York City time, on the Expiration Date. Holders of Old Bonds who elect to tender Old Bonds and
(i) whose Old Bonds are not immediately available, (ii) who cannot deliver the Old Bonds or other required documents to the Exchange Agent on or prior to 5:00 p.m., New York City time on the Expiration Date or (iii) who are unable to complete the procedure for book-entry transfer on a timely basis, may have such tender effected if: (a) such tender is made by or through an Eligible Guarantor Institution; (b) on or prior to 5:00 p.m., New York City time, on the Expiration Date, the Exchange Agent has received from such holder or Eligible Guarantor Institution a properly completed and duly executed Letter of Transmittal (or a facsimile thereof) and Notice of Guaranteed Delivery (by telegram, telex, facsimile transmission, mail or hand delivery) setting forth the name and address of the holder of such Old Bonds, the certificate number(s) of such Old Bonds and the principal amount of Old Bonds tendered for exchange, stating that tender is being made thereby and guaranteeing that, within three Nasdaq National Market ("NASDAQ") trading days after the date of delivery of the Notice of Guaranteed Delivery, the certificates representing such Old Bonds (or a Book-Entry Confirmation), in proper form for transfer, and any other documents required by this Letter of Transmittal, will be deposited by such Eligible Guarantor Institution with the Exchange Agent; and (c) certificates for all tendered Old Bonds, or a Book-Entry Confirmation, together with a copy of the previously executed Letter of Transmittal (or facsimile thereof) and any other documents required by this Letter of Transmittal, are received by the Exchange Agent within three NASDAQ trading days after the Expiration Date.

    THE METHOD OF DELIVERY OF OLD BONDS, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS IS AT THE ELECTION AND RISK OF THE TENDERING HOLDER OF OLD BONDS. EXCEPT AS OTHERWISE PROVIDED BELOW, THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED OR CONFIRMED BY THE EXCHANGE AGENT. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN

RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. NEITHER THE LETTER OF TRANSMITTAL NOR ANY OLD BONDS SHOULD BE SENT TO THE PARTNERSHIP.

    No alternative, conditional or contingent tenders will be accepted. All tendering holders of Old Bonds, by execution of this Letter of Transmittal (or facsimile hereof, if applicable), waive any right to receive notice of the acceptance of their Old Bonds for exchange.

    3. INADEQUATE SPACE. If the space provided in the box entitled "Description of Old Bonds" above is inadequate, the certificate numbers and principal amounts of the Old Bonds being tendered should be listed on a separate signed schedule affixed hereto.

    4. WITHDRAWALS. A tender of Old Bonds may be withdrawn at any time on or prior to 5:00 p.m., New York City time, on the Expiration Date by delivery of written notice of withdrawal to the Exchange Agent at the address set forth on the cover of this Letter of Transmittal or holders must comply with the appropriate procedures of DTC's ATOP. To be effective, a notice of withdrawal of Old Bonds must (i) specify the name of the person who tendered the Old Bonds to be withdrawn (the "Depositor"), (ii) identify the Old Bonds to be withdrawn (including the certificate number or numbers and aggregate principal amount of those Old Bonds), (iii) be signed by the holder of Old Bonds in the same manner as the original signature on the Letter of Transmittal by which such Old Bonds were tendered (including any required signature guarantees) or be accompanied by documents of transfer sufficient to have the applicable transfer agent register the transfer of such Old Bonds into the name of the person withdrawing the tender and (iv) where certificates for Old Bonds have been transmitted, specify the name in which those Old Bonds were registered, if different from that of the withdrawing holder. If certificates for Old Bonds have been delivered or otherwise identified to the Exchange Agent, then, prior to the release of those certificates, the withdrawing holder must also submit (a) the serial numbers of the particular certificates to be withdrawn and (b) a signed notice of withdrawal with signatures guaranteed by an eligible institution unless the holder is an eligible institution. If Old Bonds have been tendered pursuant to the procedure for book-entry transfer, any notice of withdrawal must specify the name and number of the account at DTC to be credited with the withdrawn Old Bonds and otherwise comply with DTC's procedures. Withdrawals of tenders of Old Bonds may not be rescinded, and any Old Bonds withdrawn will thereafter be deemed not validly tendered for purposes of the Exchange Offer and no New Bonds will be issued with respect thereto unless the Old Bonds so withdrawn are validly retendered. Properly withdrawn Old Bonds may be retendered by following one of the procedures described in the section of the Prospectus entitled "The Exchange Offer--Procedures for Tendering" at any time on or prior to 5:00 p.m., New York City time, on the Expiration Date.

    5. PARTIAL TENDERS. (Not applicable to holders of Old Bonds who tender Old Bonds by book-entry transfer). Tenders of Old Bonds will be accepted only in denominations of $100,000 and integral multiples of $1,000 in excess thereof. If a tender for exchange is to be made with respect to less than the entire principal amount of any Old Bonds, fill in the principal amount of Old Bonds that are tendered for exchange in column (4) of the box entitled "Description of Old Bonds," as more fully described in the footnotes thereto. In case of a partial tender for exchange, a new certificate, in fully registered form, for the remainder of the principal amount of the Old Bonds, will be sent to the holders of Old Bonds unless otherwise indicated in the appropriate box on this Letter of Transmittal as promptly as practicable after the expiration or termination of the Exchange Offer.

    6. Signatures on this Letter of Transmittal, Powers of Attorney and Endorsements.

    (a) The signature(s) of the holder of Old Bond(s) on this Letter of Transmittal must correspond with the name(s) as written on the face of the Old Bonds without alteration, enlargement or any change whatsoever.

    (b) If tendered Old Bonds are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

    (c) If any tendered Old Bonds are registered in different names, on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal and any necessary or required documents as there are different registrations or certificates.

    (d) When this Letter of Transmittal is signed by the holder of the Old Bonds listed and transmitted hereby, no endorsements of Old Bonds or separate powers of attorney are required. If, however, Old Bonds not tendered or not accepted, are to be issued or returned in the name of a person other than the holder of such Old Bond(s), then the Old Bonds transmitted hereby must be endorsed or accompanied by appropriate powers of attorney in a form satisfactory to the Partnership, in either case signed exactly as the name(s) of the holder of Old Bond(s) appear(s) on the Old Bonds. Signatures on such Old Bonds or powers of attorney must be guaranteed by an Eligible Guarantor Institution (unless signed by an Eligible Guarantor Institution).

    (e) If this Letter of Transmittal or Old Bonds or powers of attorney are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Partnership of their authority so to act must be submitted.

    (f) If this Letter of Transmittal is signed by a person other than the registered holder of Old Bond(s) listed, the Old Bonds must be endorsed or accompanied by appropriate powers of attorney, in either case signed exactly as the name(s) of the registered holder of Old Bond(s) appear(s) on the certificates. Signatures on such Old Bonds or powers of attorney must be guaranteed by an Eligible Institution (unless signed by an Eligible Institution).

    7. TRANSFER TAXES. Except as set forth in this Instruction 7, the Partnership will pay all transfer taxes, if any, applicable to the transfer and exchange of Old Bonds pursuant to the Exchange Offer. If, however, issuance of New Bonds is to be made to, or Old Bonds not tendered for exchange are to be issued or returned in the name of, any person other than the holder of Old Bonds, the amount of any transfer taxes payable on account of the transfer to such person will be imposed on and payable by the holder of Old Bond(s) tendering Old Bonds for exchange prior to the issuance of the New Bonds. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with the Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering holder.

    8. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. If the New Bonds are to be issued, or if any Old Bonds not tendered for exchange are to be issued or sent, to someone other than the holder of Old Bonds or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Holders of Old Bonds tendering Old Bonds by book-entry transfer may request that Old Bonds not accepted be credited to such account maintained at DTC as such holder of Old Bonds may designate.

    9. IRREGULARITIES. All questions as to the form of documents and the validity, eligibility (including time or receipt), acceptance and withdrawal of Old Bonds will be determined by the Partnership, in its sole discretion, whose determination shall be final and binding. The Partnership reserves the absolute right to reject any or all tenders for exchange of any particular Old Bonds that are not in proper form, or the acceptance of which would, in the opinion of the Partnership or its counsel, be unlawful. The Partnership reserves the absolute right to waive any defect, irregularity or condition of tender for exchange with regard to any particular Old Bonds. The Partnership's interpretation of the terms of, and conditions to, the Exchange Offer (including the instructions herein) will be final and binding. Unless waived, any defect or irregularities in connection with the Exchange Offer must be cured within such time as the Partnership shall determine. Neither the Partnership, the Exchange Agent nor any other person shall be under any duty to give notice of any defects or irregularities in Old Bonds tendered for exchange, nor shall any of them incur any liability for failure to give such notice. A tender of Old Bonds will not be deemed to have been made until all defects and irregularities with respect to such tender have been cured or waived. Any Old Bonds received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering

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
holders, unless otherwise provided in this Letter of Transmittal as soon as practicable following the Expiration Date.

    10. WAIVER OF CONDITIONS. The Partnership reserves the absolute right to waive certain of the specified conditions as described under "The Exchange Offer--Conditions to the Exchange Offer" in the Prospectus in the case of any Old Bonds tendered (except as otherwise provided in the Prospectus).

    11. MUTILATED, LOST, STOLEN OR DESTROYED BONDS. If a holder of Old Bonds desires to tender an Old Bond pursuant to the Exchange Offer, but the Old Bond has been mutilated, lost, stolen or destroyed, such holder of Old Bonds should write to or telephone the Trustee, at the address listed below, concerning the procedures for obtaining replacement certificates for such Old Bonds, arranging for indemnification or any other matter that requires handling by the Trustee:

                           The Chase Manhattan Bank
                           Attention: William H. McDavid
                           270 Park Avenue
                           New York, New York 10017
                           Telephone: (212) 270-2611
                           Facsimile: (212) 270-4288

    12. REQUESTS FOR INFORMATION OR ADDITIONAL COPIES. Requests for information or for additional copies of the Prospectus and this Letter of Transmittal may be directed to the Exchange Agent at the address or telephone number set forth on the cover of this Letter of Transmittal.

    IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A FACSIMILE THEREOF, IF APPLICABLE), TOGETHER WITH OLD BOND CERTIFICATES, OR CONFIRMATION OF BOOK-ENTRY TRANSFER OR THE NOTICE OF GUARANTEED DELIVERY, AND ALL OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

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
                           IMPORTANT TAX INFORMATION

    Under current United States federal income tax law, a holder of Old Bonds whose tendered Old Bonds are accepted for exchange is required to provide the Partnership (as payor), through the Exchange Agent, with such holder's correct taxpayer identification number ("TIN") on Substitute Form W-9 or otherwise establish a basis for exemption from backup withholding. If such holder of Old Bonds is an individual, the TIN is such holder's social security number. If the Exchange Agent is not provided with the correct taxpayer identification number, the holder of Old Bonds may be subject to a penalty imposed by the Internal Revenue Service. In addition, delivery of such holder's New Bonds may be subject to backup withholding.

    Certain holders of Old Bonds (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. Exempt holders of Old Bonds should indicate their exempt status on Substitute Form W-9. A Canadian resident or other non-U.S. holder may qualify as an exempt recipient by submitting to the Exchange Agent a properly completed Internal Revenue Service Form W-8 (which the Exchange Agent will provide upon request) signed under penalty of perjury, attesting to the holder's exempt status. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

    If backup withholding applies, the Partnership is required to withhold 31% of any payment made to the holder of Old Bonds or other payee. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

SUBSTITUTE FORM W-9; TAXPAYER IDENTIFICATION NUMBER

    To prevent backup withholding on payments that are made with respect to Old Bonds exchanged in the Exchange Offer, each holder of Old Bonds is required to provide the Exchange Agent with either (i) the holder's correct TIN by completing the form below, certifying that the TIN provided on Substitute
Form W-9 is correct (or that such holder of Old Bonds is awaiting a TIN) and that (A) the holder of Old Bonds has not been notified by the Internal Revenue Service that he or she is subject to backup withholding as a result of a failure to report all interest or dividends or (B) the Internal Revenue Service has notified the holder of Old Bonds that he or she is no longer subject to backup withholding; or (ii) an adequate basis for exemption (by, in the case of a Canadian resident holder, submitting a completed Form W-8).

    The holder of Old Bonds is required to give the Exchange Agent the TIN (E.G., social security number or employer identification number) of the record owner of the Old Bonds. If the Old Bonds are held in more than one name or are not held in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance regarding which number to report.

                                                PAYER'S NAME:
 SUBSTITUTE                         PART 1--PLEASE PROVIDE YOUR        ---------------------------------
 FORM W-9                           TIN IN THE BOX AT RIGHT AND             Social Security Number
                                    CERTIFY BY SIGNING AND              OR ----------------------------
                                    DATING BELOW                        Employer Identification Number
 DEPARTMENT OF THE                  PART 2--CERTIFICATION--Under Penalties of Perjury, I certify that:
 TREASURY                           (1) The number shown on this form is my correct taxpayer identification
 INTERNAL REVENUE SERVICE               number (or I am waiting for a number to be issued to me) and

 PAYER'S REQUEST FOR                (2) I am not subject to backup withholding either because I have not been
 TAXPAYER IDENTIFICATION                notified by the Internal Revenue Service (the "IRS") that I am subject
 NUMBER (TIN)                           to backup withholding as a result of a failure to report all interest or dividends, or the IRS has notified me that I am no longer subject to backup withholding.

                                    CERTIFICATE INSTRUCTIONS--You must cross out item (2) in Part 2 above if you have been notified by the IRS that you are subject to backup withholding because of under-reporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you receive another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item (2)

                                    SIGNATURE -------------------------------- DATE-------------

                                    PART 3--Awaiting TIN / /

 NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENT MADE TO
       YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER
       IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

                                 YOU MUST COMPLETE THE FOLLOWING CERTIFICATE
                           IF YOU CHECKED THE BOX IN PART 3 OF SUBSTITUTE FORM W-9

                            CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver such an application in the near future. I understand that if I do not provide a taxpayer identification number within sixty (60) days, 31% of all reportable payments made to me thereafter will be withheld until I provide such a number.

--------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
                                       Signature                                      Date

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